UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 1, 2002


                          MID-POWER SERVICE CORPORATION
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             (Exact name of registrant as specified in its charter)


        Nevada                     2-85602-D                 87-0398403
    -----------------          ----------------         -----------------------
    (State or other               (Commission               (IRS Employer
    jurisdiction of              File Number)            Identification No.)
    incorporation)


        3800 Howard Hughes Parkway
                Suite 860A
             Las Vegas, Nevada                            89109
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 (Address of principal executive offices)              (Zip Code)


                                 (702) 214-3615
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              (Registrant's telephone number, including area code)

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                              ITEM 5. OTHER EVENTS
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         Mid-Power Service Corporation has entered into a farmout agreement, through its subsidiary Mid-Power Resource Corporation, to provide approximately $1.0 million in funding for an initial test to be drilled by Petrogulf Corporation, Denver, Colorado, as operator, in the Lakeside Prospect in Cameron Parish, Louisiana. The Claude Boudreaux No. 1 well will test the Marg. Howei Sands at a target depth of approximately 16,300 feet.

         The Company has agreed to pay approximately $1.0 million to participate in the prospect and the prospect well for a 25% working interest in the well and the approximately 606 gross acre prospect. The earned 25% working interest will equate to a 16.125% working interest (11.77% net revenue interest) retained by the Company and an 8.875% working interest (6.48% net revenue interest) received by Edward Mike Davis, a principal stockholder of the Company who brought the prospect to it. The Company has agreed to carry Davis's costs in the above working interest percentage through the tanks or pipelines for any additional wells drilled, worked over or recompleted.

         The Lakeside Prospect contains an extension of a series of fault blocks productive from the Marg. Howei Sands outside the prospect.


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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
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         (a)      Financial Statements of Business Acquired.  N/A

         (b)      Pro Forma Financial Information.  N/A

         (c) Exhibits. The following exhibits are filed with this report on Form 8-K:

                SEC
   Exhibit   Reference
    Number     Number              Title of Document                   Location
----------- ----------- ------------------------------------------- ------------
   Item 10              Material Contracts
----------- ----------- ------------------------------------------- ------------
    10.01       10      Letter Agreement dated August 1, 2002,       This filing
                        between Petrogulf Corporation and Mid-Power
                        Resource Corporation
    10.02       10      Letter Agreement dated August 1, 2002,       This filing
                        between Mid-Power Resource Corporation
                        and Edward Mike Davis

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

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MID-POWER SERVICE CORPORATION



Dated:  August 15, 2002               By:  /s/ Kenneth M. Emter
                                           -------------------------------------
                                           Kenneth M. Emter, Secretary/Treasurer

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